Exhibit 99.1

Exhibit Index

Exhibit No.

99.1

Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of December 31, 2016 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the year ended December 31, 2016, including the notes thereto.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Brandywine Realty Trust (the "Parent Company") is the sole general partner of Brandywine Operating Partnership, L.P. (the "Operating Partnership") and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership.  The Parent Company, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the “Company.”

Woodland Falls Sale

On March 30, 2017, the Company sold three properties containing an aggregate of 215,465 square feet (the "Woodland Falls Properties") located in Cherry Hill, New Jersey for a gross sales price of $19.0 million.  The Woodland Falls Properties were 93.3% occupied at closing and were built between 1986 and 1989. The Company is not affiliated with the buyer, and the terms of the transaction were determined through arm's-length negotiations.  The individual listing of the Woodland Falls Properties is shown below:

Property	No. of Buildings	Square Feet
200 Lake Drive East	1	76,352
210 Lake Drive East	1	60,604
220 Lake Drive East	1	78,509
Total	3	215,465

The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the transaction as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the year ended December 31, 2016 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2016. The unaudited pro forma consolidated balance sheet as of December 31, 2016 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on December 31, 2016.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 1, 2017.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2016

(in thousands, except per share data)

	As Reported (A)	Properties Held for Sale (B)	Concord Properties Sale (C)	Woodland Falls Properties Sale (D)	Reported as Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,586,295	$51,871	$(51,871)	$(28,516)	$3,557,779
Accumulated depreciation	(852,476)	(20,981)	20,981	11,706	(840,770)
Operating real estate investments, net	2,733,819	30,890	(30,890)	(16,810)	2,717,009
Construction-in-progress	297,462	-	-	(34)	297,428
Land held for development	150,970	-	-	-	150,970
Total real estate investments, net	3,182,251	30,890	(30,890)	(16,844)	3,165,407
Assets held for sale, net	41,718	(30,890)	-	-	10,828
Cash and cash equivalents	193,919	-	-	17,771	211,690
Accounts receivable, net	12,446	-	-	-	12,446
Accrued rent receivable, net	149,624	-	(506)	(742)	148,376
Investment in real estate ventures, equity method	281,331	-	-	-	281,331
Deferred costs, net	91,342	-	(513)	(891)	89,938
Intangible assets, net	72,478	-	-	-	72,478
Other assets	74,104	-	31,919	(47)	105,976
Total assets	$4,099,213	$-	$10	$(753)	$4,098,470

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable, net	$321,549	$-	$-	$-	$321,549
Unsecured term loans, net	248,099	-	-	-	248,099
Unsecured senior notes, net	1,443,464	-	-	-	1,443,464
Accounts payable and accrued expenses	103,404	-	-	-	103,404
Distributions payable	30,032	-	-	-	30,032
Deferred income, gains and rent	31,620	-	-	-	31,620
Acquired lease intangibles, net	18,119	-	-	-	18,119
Liabilities related to assets held for sale	81	(8)	-	-	73
Other liabilities	19,408	8	-	-	19,416
Total liabilities	$2,215,776	$-	$-	$-	$2,215,776
Commitments and contingencies
Brandywine Realty Trust's equity
Preferred shares (shares authorized - 20,000,000):
6.90% Series E preferred shares, $0.01 par value; issued and outstanding- 4,000,000	40	-	-	-	40
Common shares of Brandywine Realty Trust's beneficial interest, $0.01 par value; shares authorized 400,000,000; 175,140,760 issued and outstanding	1,752	-	-	-	1,752
Additional paid-in capital	3,258,870	-	-	-	3,258,870
Deferred compensation payable in common shares	13,684	-	-	-	13,684
Common shares in grantor trust	(13,684)	-	-	-	(13,684)
Cumulative earnings	539,319	-	10	(747)	538,582
Accumulated other comprehensive loss	(1,745)	-	-	-	(1,745)
Cumulative distributions	(1,931,892)	-	-	-	(1,931,892)
Total Brandywine Realty Trust's equity	1,866,344	-	10	(747)	1,865,607
Non-controlling interests	17,093	-	-	(6)	17,087
Total beneficiaries' equity	1,883,437	-	10	(753)	1,882,694
Total liabilities and beneficiaries' equity	$4,099,213	$-	$10	$(753)	$4,098,470

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the year ended December 31, 2016

(in thousands, except per share data)

	As Reported (E)	Woodland Falls Properties Sale (F)	Other (G)	Pro Forma
Revenue
Rents	$421,505	$(2,694)	$(15,524)	$403,287
Tenant reimbursements	70,629	(2,105)	(2,501)	66,023
Termination fees	2,339	(35)	(13)	2,291
Third party management fees, labor reimbursement and leasing	26,674	-	444	27,118
Other	4,316	-	(229)	4,087
Total revenue	525,463	(4,834)	(17,823)	502,806
Operating expenses:
Property operating expenses	152,926	(1,660)	(8,020)	143,246
Real estate taxes	46,252	(735)	(1,141)	44,376
Third party management expenses	10,270	-	-	10,270
Depreciation and amortization	189,676	(1,727)	(3,590)	184,359
General and administrative expenses	26,596	-	-	26,596
Provision for impairment	40,517	-	-	40,517
Total operating expenses	466,237	(4,122)	(12,751)	449,364
Operating income	59,226	(712)	(5,072)	53,442
Other income (expense):
Interest income	1,236	-	-	1,236
Interest expense	(84,708)	-	(380)	(85,088)
Interest expense - amortization of deferred financing costs	(2,696)	-	(91)	(2,787)
Interest expense - financing obligation	(679)	-	-	(679)
Equity in loss of real estate ventures	(11,503)	-	(2,005)	(13,508)
Net gain on disposition of real estate	116,983	-	-	116,983
Net gain on sale of undepreciated real estate	9,232	-	-	9,232
Net gain on real estate venture transactions	20,000	-	-	20,000
Loss on early extinguishment of debt	(66,590)	-	-	(66,590)
Net income	40,501	(712)	(7,548)	32,241
Net income attributable to non-controlling interests	(310)	6	63	(241)
Net income attributable to Brandywine Realty Trust	40,191	(706)	(7,485)	32,000
Distribution to preferred shareholders	(6,900)	-	-	(6,900)
Nonforfeitable dividends allocated to unvested restricted shareholders	(341)	-	-	(341)
Net income attributable to common shareholders of Brandywine Realty Trust	$32,950	$(706)	$(7,485)	$24,759

Basic earnings per common share:
Continuing operations	$0.19			$0.14

Diluted earnings per common share
Continuing operations	$0.19			$0.14

Basic weighted average shares outstanding	175,018,163			175,018,163
Diluted weighted average shares outstanding	176,010,814			176,010,814

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2016

(in thousands, except per share data)

	As Reported (A)	Properties Held for Sale (B)	Concord Properties Sale (C)	Woodland Falls Properties Sale (D)	Reported as Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,586,295	$51,871	$(51,871)	$(28,516)	$3,557,779
Accumulated depreciation	(852,476)	(20,981)	20,981	11,706	(840,770)
Operating real estate investments, net	2,733,819	30,890	(30,890)	(16,810)	2,717,009
Construction-in-progress	297,462	-	-	(34)	297,428
Land held for development	150,970	-	-	-	150,970
Total real estate investments, net	3,182,251	30,890	(30,890)	(16,844)	3,165,407
Assets held for sale, net	41,718	(30,890)	-	-	10,828
Cash and cash equivalents	193,919	-	-	17,771	211,690
Accounts receivable, net	12,446	-	-	-	12,446
Accrued rent receivable, net	149,624	-	(506)	(742)	148,376
Investment in real estate ventures, equity method	281,331	-	-	-	281,331
Deferred costs, net	91,342	-	(513)	(891)	89,938
Intangible assets, net	72,478	-	-	-	72,478
Other assets	74,104	-	31,919	(47)	105,976
Total assets	$4,099,213	$-	$10	$(753)	$4,098,470

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable, net	$321,549	$-	$-	$-	$321,549
Unsecured term loans, net	248,099	-	-	-	248,099
Unsecured senior notes, net	1,443,464	-	-	-	1,443,464
Accounts payable and accrued expenses	103,404	-	-	-	103,404
Distributions payable	30,032	-	-	-	30,032
Deferred income, gains and rent	31,620	-	-	-	31,620
Acquired lease intangibles, net	18,119	-	-	-	18,119
Liabilities related to assets held for sale	81	(8)	-	-	73
Other liabilities	19,408	8	-	-	19,416
Total liabilities	$2,215,776	$-	$-	$-	$2,215,776
Commitments and contingencies

Redeemable limited partnership units at redemption value; 1,479,799 issued and outstanding	23,795	-	-	-	23,795
Brandywine Operating Partnership, L.P.'s equity:
6.90% Series E-Linked Preferred Mirror Units; issued and outstanding- 4,000,000	96,850	-	-	-	96,850
General Partnership Capital; 175,140,760 units issued and outstanding	1,762,764	-	10	(753)	1,762,021
Accumulated other comprehensive loss	(2,122)	-	-	-	(2,122)
Total Brandywine Operating Partnership, L.P.'s equity	1,857,492	-	10	(753)	1,856,749
Non-controlling interest - consolidated real estate ventures	2,150	-	-	-	2,150
Total partners' equity	1,859,642	-	10	(753)	1,858,899

Total liabilities and partners' equity	$4,099,213	$-	$10	$(753)	$4,098,470

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the year ended December 31, 2016

(in thousands, except per share data)

	As Reported (E)	Woodland Falls Properties Sale (F)	Other (G)	Pro Forma
Revenue
Rents	$421,505	$(2,694)	$(15,524)	$403,287
Tenant reimbursements	70,629	(2,105)	(2,501)	66,023
Termination fees	2,339	(35)	(13)	2,291
Third party management fees, labor reimbursement and leasing	26,674	-	444	27,118
Other	4,316	-	(229)	4,087
Total revenue	525,463	(4,834)	(17,823)	502,806
Operating expenses:
Property operating expenses	152,926	(1,660)	(8,020)	143,246
Real estate taxes	46,252	(735)	(1,141)	44,376
Third party management expenses	10,270	-	-	10,270
Depreciation and amortization	189,676	(1,727)	(3,590)	184,359
General and administrative expenses	26,596	-	-	26,596
Provision for impairment	40,517	-	-	40,517
Total operating expenses	466,237	(4,122)	(12,751)	449,364
Operating income	59,226	(712)	(5,072)	53,442
Other income (expense):
Interest income	1,236	-	-	1,236
Interest expense	(84,708)	-	(380)	(85,088)
Interest expense - amortization of deferred financing costs	(2,696)	-	(91)	(2,787)
Interest expense - financing obligation	(679)	-	-	(679)
Equity in loss of real estate ventures	(11,503)	-	(2,005)	(13,508)
Net gain on disposition of real estate	116,983	-	-	116,983
Net gain on sale of undepreciated real estate	9,232	-	-	9,232
Net gain on real estate venture transactions	20,000	-	-	20,000
Loss on early extinguishment of debt	(66,590)	-	-	(66,590)
Net income	40,501	(712)	(7,548)	32,241
Net income from continuing operations attributable to non-controlling interests-consolidated real estate ventures	(15)	-	-	(15)
Net income attributable to Brandywine Operating Partnership	40,486	(712)	(7,548)	32,226
Distribution to preferred unitholders	(6,900)	-	-	(6,900)
Amounts allocated to unvested restricted unitholders	(341)	-	-	(341)
Net income attributable to Common Partnership Unitholders of Brandywine Operating Partnership, L.P.	$33,245	$(712)	$(7,548)	$24,985

Basic income per Common Partnership Unit:
Continuing operations	$0.19			$0.14

Diluted income per Common Partnership Unit:
Continuing operations	$0.19			$0.14

Basic weighted average common partnership units outstanding	176,523,800			176,523,800
Diluted weighted average common partnership units outstanding	177,516,451			177,516,451

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)

Reflects the Company's consolidated balance sheet as of December 31, 2016, as contained in the historical financial statements and notes thereto presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(B)

Represents the reversal of the held for sale classification of two office properties, located in Concord, California, (“Concord Properties”), which were classified as held for sale as of December 31, 2016 and sold on February 2, 2017.

(C)	Represents the elimination of the Concord Properties. See Exhibit 99.1 to the Form 8-K, filed on February 7, 2017, for further details related to this transaction.
(D)	The following table represents the estimated loss on the disposition of the Woodland Falls Properties as if the disposition occurred as of December 31, 2016 (in thousands):
Sale price of the Woodland Falls Properties	$19,000
Less: Actual closing costs and prorations	(1,229)
Net proceeds	$17,771
Less: Basis of Woodland Falls Properties as of December 31, 2016	(18,524)
Estimated loss on disposition (i)	$(753)
Less: Estimated loss on disposition attributable to non-controlling interest	6
Estimated loss on disposition attributable to shareholders	$(747)
(i)

During the fourth quarter of 2016, the Company recorded a provision for impairment of $7.3 million on the Woodland Falls Properties. The Company expects to record a $0.3 million loss on sale during the first quarter of 2017.

(E)

Reflects the consolidated results of operations for the Company for the year ended December 31, 2016, as contained in the financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

(F)	Represents revenues and expenses of the operations of the Woodland Falls Properties for the year ended December 31, 2016.
(G)

Represents the elimination of the actual historical results of operations of the other dispositions, as well as certain pro forma adjustments from the formation of an unconsolidated real estate venture, occurring during 2016 for transactions that were significant under Regulation S-X as if the transactions occurred on January 1, 2016, which includes:

•

the sale of our equity interests in a property located in Philadelphia, Pennsylvania commonly known as 30th Street Main Post Office on February 5, 2016 (previously furnished as an exhibit to the Form 8-K filed on February 10, 2016 and incorporated by reference herein);

•

the contribution of 58 properties located in the Pennsylvania Suburbs, New Jersey/Delaware, Metropolitan Washington, D.C. and Richmond, Virginia to an unconsolidated real estate venture in a transaction referred to by the Company as the Och-Ziff Sale (previously furnished as an exhibit to the Form 8-K filed on February 10, 2016 and incorporated by reference herein); and

•

the sale of a two property portfolio located in Concord, California on February 2, 2017 (previously furnished as an exhibit to the Form 8-K filed on February 7, 2017 and incorporated by reference herein).

All other dispositions were not significant, individually or in aggregate, under Regulation S-X.